Provision for Closure and Reclamation	12 Months Ended
Dec. 31, 2024
Provision for Closure and Reclamation
Provision for Closure and Reclamation
14.	Provision for Closure and Reclamation

The following is a continuity schedule of the provisions for closure and reclamation:

In $000s	Eskay	Snip	Total
Balance, December 31, 2022	$3,515	$2,645	$6,160
Change in estimate	6,910	510	7,420
Accretion	43	31	74
Balance, December 31, 2023	$10,468	$3,186	$13,654
Change in estimate	23,574	1,070	24,644
Accretion	154	47	201
Balance, December 31, 2024	$34,196	$4,303	$38,499

The Company periodically updates information and assumptions in order to enable it to refine its estimate of the present value of its future closure and reclamation obligations. Inputs include anticipated costs of required remediation work and environmental monitoring as well as the pre-tax real discount rate used (2024 – 1.51%, 2023 – 1.47%). During the year ended December 31, 2024, the increase in provision reflected the significant earthworks at Eskay.